United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 28, 2020

Date of Report (Date of earliest event reported)

Viveon Health Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39827	85-2788202
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Gibson, Deal & Fletcher, PC Spalding Exchange 3953 Holcomb Bridge Road Suite 200 Norcross Georgia	30092
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 861-5393

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units	VHAQ.U	NYSE American, LLC
Common Stock	VHAQ	NYSE American, LLC
Warrants	VHAQ.WS	NYSE American, LLC
Rights	VHAQ.R	NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

As previously disclosed on a Current Report on Form 8-K dated December 22, 2020, on December 28, 2020, Viveon Health Acquisition Corp. (the “Company”) consummated the initial public offering of the Company (the “IPO”) of 17,500,000 units (the “Units”). Each Unit consists of one share of common stock, $0.0001 par value (“Common Stock”), and one warrant (“Warrant”) entitling its holder to purchase one-half of a share of Common Stock at a price of $11.50 per whole share, and one right to receive one-twentieth (1/20) of a share of Common Stock. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $175,000,000. The Company granted the underwriters a 45-day option to purchase up to 2,625,000 additional Units to cover over-allotments, if any.

As also previously disclosed in the Current Report, simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) of 18,000,000 warrants (the “Private Warrants”) to purchase 9,000,000 shares of Common Stock, each at a price of $0.50 per Private Warrant, generating total proceeds of $9,000,000.

Subsequently, on December 28, 2020, the underwriters exercised the over-allotment option in full, and the closing of the sale of the additional Units pursuant to the over-allotment option (the “Over-Allotment Option Units”) occurred on December 30, 2020. The issuance by the Company of 2,625,000 Over-Allotment Option Units at a price of $10.00 per unit resulted in gross proceeds of $26,250,000.

As of December 30, 2020, a total of $203,262,500 of the net proceeds from the IPO (including the Over-Allotment Option Units) and the Private Placement were deposited in a trust account established for the benefit of the Company’s public shareholders. Included with this report as Exhibits 99.1 and 99.2 are an audited balance sheet as of December 28, 2020 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement, and a pro-forma balance sheet reflecting the exercise of the over-allotment option.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Balance Sheet dated December 28, 2020
99.2	Pro-forma Balance Sheet dated December 28, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 4, 2021

VIVEON HEALTH ACQUISITION CORP.

By:	/s/ Jagi Gill
Name:	Jagi Gill
Title:	Chief Executive Officer

 2